                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): January 17, 2003


                             H. J. HEINZ COMPANY
            (Exact name of registrant as specified in its charter)


          Pennsylvania                  1-3385                  25-0542520
  (State of Incorporation)   (Commission File Number)       (I.R.S. Employer
                                                           Identification No.)

       600 Grant Street, Pittsburgh,                              15219
                Pennsylvania                                   (Zip Code)
  (Address of principal executive offices)

                                 412-456-5700
             (Registrant's telephone number, including area code)


                                Not Applicable
        (Former name or former address, if changed since last report)

ITEM 9. REGULATION FD DISCLOSURE

     Heinz is furnishing the following information because it anticipates providing to analysts these details as to the impact on Heinz's prior results of the disposition of certain of its assets and liabilities to Del Monte Foods Company.

                               H.J. HEINZ COMPANY
              UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                        THREE MONTHS ENDED JULY 31, 2002
                        (FIRST QUARTER FISCAL YEAR 2003)

                                                                         ADJUSTMENT
                                                                          FOR THE
                                                         HISTORICAL      TRANSACTION  PRO FORMA
                                                         ----------      -----------  ---------
                                                                    (IN THOUSANDS)

Sales.................................................... $2,203,645     $(364,331)   $1,839,314
Cost of products sold....................................  1,416,732      (250,097)    1,166,635
                                                          ----------     ---------    ----------
Gross profit.............................................    786,913      (114,234)      672,679
Selling general and administrative expenses..............    441,781       (64,999)      376,782
                                                          ----------     ---------    ----------
Operating income.........................................    345,132       (49,235)      295,897
Interest income..........................................      6,405          (182)        6,223
Interest expense.........................................     69,090       (17,237)       51,853
Other expenses, net......................................     11,701         1,484        13,185
                                                          ----------     ---------    ----------

Income before income taxes and effect of change in
 accounting principle....................................    270,746       (33,664)      237,082
Provision for income taxes...............................     92,951       (10,241)       82,710
                                                          ----------     ---------    ----------
Income before effect of change in accounting principle...    177,795       (23,423)      154,372
Effect of change in accounting principle.................    (77,812)           --       (77,812)
                                                          ----------     ---------    ----------
Net income from continuing operations.................... $   99,983     $ (23,423)   $   76,560
                                                          ==========     =========    ==========

Diluted income before effect of change in
 accounting principle from continuing
 operations per share.................................... $     0.50                  $     0.44
                                                          ==========                  ==========
Diluted income from continuing operations
 per share............................................... $     0.28                  $     0.22
                                                          ==========                  ==========

Average common shares outstanding
 - diluted...............................................    353,529                     353,529
                                                          ==========                  ==========
Basic income before effect of change in
 accounting principle from continuing
 operations per share...................................  $     0.51                  $     0.44
                                                          ==========                  ==========
Basic income from continuing operations
 - basic................................................  $     0.28                  $     0.22
                                                          ==========                  ==========

Average common shares outstanding
 - basic................................................     351,026                     351,026
                                                          ==========                  ==========


NOTE: For the three months ended July 31, 2002 there were $18.4 million pretax ($0.03 earnings per share) of special items in the historical results which all relate to continuing operations. See Heinz's Quarterly report filed on Form 10-Q for the quarter ended July 31, 2002 for further details.

                               H.J. HEINZ COMPANY
              UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                      THREE MONTHS ENDED OCTOBER 30, 2002
                       (SECOND QUARTER FISCAL YEAR 2003)

                                                                         ADJUSTMENT
                                                                          FOR THE
                                                         HISTORICAL      TRANSACTION  PRO FORMA
                                                         ----------      -----------  ---------
                                                                    (IN THOUSANDS)

Sales.................................................... $2,568,791     $(469,621)   $2,099,170
Cost of products sold....................................  1,664,401      (316,210)    1,348,191
                                                          ----------     ---------    ----------
Gross profit.............................................    904,390      (153,411)      750,979
Selling general and administrative expenses..............    494,057       (74,102)      419,955
                                                          ----------     ---------    ----------
Operating income.........................................    410,333       (79,309)      331,024
Interest income..........................................      6,605          (213)        6,392
Interest expense.........................................     71,253       (16,651)       54,602
Other expenses, net......................................     21,460           337        21,797
                                                          ----------     ---------    ----------
Income before income taxes...............................    324,225       (63,208)      261,017
Provision for income taxes...............................    112,136       (19,656)       92,480
                                                          ----------     ---------    ----------
Net income from continuing operations.................... $  212,089     $ (43,552)   $  168,537
                                                          ==========     =========    ==========

Diluted income from continuing operations
 per share............................................... $     0.60                  $     0.48
                                                          ==========                  ==========

Average common shares outstanding
 - diluted...............................................    353,438                     353,438
                                                          ==========                  ==========
Basic income from continuing operations
 - basic................................................  $     0.60                  $     0.48
                                                          ==========                  ==========

Average common shares outstanding
 - basic................................................     351,121                     351,121
                                                          ==========                  ==========


NOTE: For the three months ended October 31, 2002, there were $10.1 million pretax ($0.02 earnings per share) of special items in the historical results which all relate to continuing operations. See Heinz's Quarterly report filed on Form 10-Q for the quarter ended October 31, 2002 for further details.

                               H.J. HEINZ COMPANY
              UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                        THREE MONTHS ENDED AUGUST 1, 2001
                        (FIRST QUARTER FISCAL YEAR 2002)


                                                                ADJUSTMENTS
                                                                 FOR THE
                                                HISTORICAL      TRANSACTION        PRO FORMA
                                              --------------   -------------     -------------
                                                               (IN THOUSANDS)
Sales                                            $2,077,295      $ (401,754)      $1,675,541
Cost of products sold                             1,315,016        (272,720)       1,042,296
                                                 ----------      ----------       ----------
Gross profit                                        762,279        (129,034)         633,245
Selling general and administrative expenses         378,125         (62,319)         315,806
                                                 ----------      ----------       ----------
Operating income                                    384,154         (66,715)         317,439
Interest income                                       5,358            (181)           5,177
Interest expense                                     75,547         (15,754)          59,793
Other expenses, net                                   1,758             906            2,664
                                                 ----------      ----------       ----------
Income before income taxes                          312,207         (52,048)         260,159
Provision for income taxes                          111,733         (18,140)          93,593
                                                 ----------      ----------       ----------
Net income from continuing operations            $  200,474      $  (33,908)      $  166,566
                                                 ==========      ==========       ==========

Diluted income from continuing operations
  per share                                      $     0.57                       $     0.47
                                                 ==========                       ==========

Average common shares outstanding
  - diluted                                         352,380                          352,380
                                                 ==========                       ==========

Basic income from continuing operations
  - basic                                        $     0.57                       $     0.48
                                                 ==========                       ==========

Average common shares outstanding
  - basic                                           349,202                          349,202
                                                 ==========                       ==========

NOTE: For the three months ended August 1, 2001 there were $16.2 million pretax ($0.04 earnings per share) of special items in the historical results of which $7.9 million pretax ($0.02 earnings per share) were related to SKF Foods and $8.3 million pretax ($0.02 earnings per share) to continuing operations. See Heinz's Quarterly report filed on Form 10-Q for the quarter ended July 31, 2002 for further details.

                               H.J. HEINZ COMPANY
              UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                      THREE MONTHS ENDED OCTOBER 31, 2001
                       (SECOND QUARTER FISCAL YEAR 2002)


                                                                   ADJUSTMENTS
                                                                     FOR THE
                                                   HISTORICAL      TRANSACTION      PRO FORMA
                                                 --------------   -------------    ------------
                                                                 (IN THOUSANDS)
Sales                                              $2,414,219      $ (474,637)      $1,939,582
Cost of products sold                               1,551,603        (324,830)       1,226,773
                                                   ----------      ----------       ----------
Gross profit                                          862,616        (149,807)         712,809
Selling, general, and administrative expenses         461,447         (75,047)         386,400
                                                   ----------      ----------       ----------
Operating income                                      401,169         (74,760)         326,409
Interest income                                         4,269            (733)           3,536
Interest expense                                       75,083         (15,084)          59,999
Other expenses, net                                     9,985            (422)           9,563
                                                   ----------      ----------       ----------
Income before income taxes                            320,370         (59,987)         260,383
Provision for income taxes                            112,129         (19,255)          92,874
                                                   ----------      ----------       ----------
Net income from continuing operations              $  208,241      $  (40,732)      $  167,509
                                                   ==========      ==========       ==========

Diluted income from continuing operations
  per share                                        $     0.59                       $     0.47
                                                   ==========                       ==========

Average common shares outstanding
  - diluted                                           352,652                         352,652
                                                   ==========                       ==========

Basic income from continuing operations
  - basic                                          $     0.60                       $     0.48
                                                   ==========                       ==========

Average common shares outstanding
  - basic                                             349,516                         349,516
                                                   ==========                       ==========

NOTE: For the three months ended October 31, 2001, there were no special items in the historical results. See Heinz's Quarterly report filed on Form 10-Q for the quarter ended October 30, 2002 for further details.

                               H.J. HEINZ COMPANY
              UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                      THREE MONTHS ENDED JANUARY 30, 2002
                        (THIRD QUARTER FISCAL YEAR 2002)


                                                                   ADJUSTMENTS
                                                                     FOR THE
                                                  HISTORICAL       TRANSACTION       PRO FORMA
                                               ---------------    -------------    -------------
                                                                  (IN THOUSANDS)
Sales                                              $2,365,106      $ (436,360)      $1,928,746
Cost of products sold                               1,550,254        (290,773)       1,259,481
                                                   ----------      ----------       ----------
Gross profit                                          814,852        (145,587)         669,265
Selling, general, and administrative expenses         419,436         (68,801)         350,635
                                                   ----------      ----------       ----------
Operating income                                      395,416         (76,786)         318,630
Interest income                                         4,752            (132)           4,620
Interest expense                                       70,194         (15,726)          54,468
Other expenses, net                                    19,697          (1,653)          18,044
                                                   ----------      ----------       ----------
Income before income taxes                            310,277         (59,539)         250,738
Provision for income taxes                            108,617         (19,114)          89,503
                                                   ----------      ----------       ----------
Net income from continuing operations              $  201,660      $  (40,425)      $  161,235
                                                   ==========      ==========       ==========

Diluted income from continuing operations
  per share                                        $     0.57                       $     0.46
                                                   ==========                       ==========

Average common shares outstanding
  - diluted                                           352,745                          352,745
                                                   ==========                       ==========

Basic income from continuing operations
  - basic                                          $     0.58                       $     0.46
                                                   ==========                       ==========

Average common shares outstanding
  - basic                                             349,704                          349,704
                                                   ==========                       ==========

NOTE: For the three months ended January 30, 2002 there were no special items in the historical results. See Heinz's Quarterly report filed on Form 10-Q for the quarter ended January 30, 2002 for further details.

                               H.J. HEINZ COMPANY
              UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                         THREE MONTHS ENDED MAY 1, 2002
                        (FOURTH QUARTER FISCAL YEAR 2002)


                                                                   ADJUSTMENTS
                                                                     FOR THE
                                                  HISTORICAL       TRANSACTION       PRO FORMA
                                                --------------    -------------    ------------
                                                                 (IN THOUSANDS)
Sales                                              $2,574,381      $ (504,214)      $2,070,167
Cost of products sold                               1,676,954        (347,414)       1,329,540
                                                   ----------      ----------       ----------
Gross profit                                          897,427        (156,800)         740,627
Selling, general, and administrative expenses         487,695         (84,462)         403,233
                                                   ----------      ----------       ----------
Operating income                                      409,732         (72,338)         337,394
Interest income                                        13,066            (202)          12,864
Interest expense                                       73,445         (17,094)          56,351
Other expenses, net                                    13,617           1,050           14,667
                                                   ----------      ----------       ----------
Income before income taxes                            335,736         (56,496)         279,240
Provision for income taxes                            112,222         (12,853)          99,369
                                                   ----------      ----------       ----------
Net income from continuing operations              $  223,514      $  (43,643)      $  179,871
                                                   ==========      ==========       ==========

Diluted income from continuing operations
  per share                                        $     0.63                       $     0.51
                                                   ==========                       ==========

Average common shares outstanding
  - diluted                                           352,872                          352,872
                                                   ==========                       ==========

Basic income from continuing operations
  - basic                                          $     0.64                       $     0.51
                                                   ==========                       ==========

Average common shares outstanding
  - basic                                             349,921                          349,921
                                                   ==========                       ==========

NOTE: For the three months ended May 1, 2002 there was a $1.7 million pretax charge, however a ($0.01) earnings per share benefit for special items in the historical results. A benefit of ($2.4) million pretax (($0.02) earnings per share) was related to SKF Foods and a charge of $4.0 million pretax ($0.01 earnings per share) related to continuing operations. See Heinz's Annual report filed on Form 10-K for the year ended May 1, 2002 for further details.

                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               H. J. HEINZ COMPANY

Date: January 17, 2003                         By /s/ Arthur Winkleblack
                                                  --------------------------
                                                  Arthur Winkleblack
                                                  Executive Vice President and
                                                  Chief Financial Officer
                                                  (Principal Financial Officer)



Date: January 17, 2003                         By /s/ Edward McMenamin
                                                  --------------------------
                                                  Vice President-Finance
                                                  (Principal Accounting Officer)